EXHIBIT 10.3
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                             STOCK OPTION AGREEMENT

              THIS AGREEMENT is made this 24th day of November, 2008 (the "Grant Date") by and between DAYTON SUPERIOR CORPORATION, a Delaware corporation (the "Company"), and _____________________, an employee of the Company ("Optionee"), under the following circumstances:

              A. The Dayton Superior Corporation 2000 Stock Option Plan, as amended (the "Plan"), provides that the Company may grant options to purchase shares of the Company's common stock, $.01 per share ("Common Stock"), to employees of the Company as an inducement to remain in the service of the Company and as an incentive for increased efforts during such service.

              B. On November 24, 2008, the Compensation Committee of the Board of Directors of the Company recommended and approved the terms of, and the Board of Directors approved the grant to Optionee of, this stock option to purchase Common Stock pursuant to the Plan.

              NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         Section 1. Definitions. Capitalized terms used in this Agreement and not defined in this Agreement shall have the meaning given such terms in the Plan. In addition, the following terms shall have the meaning specified below, unless the context clearly indicates to the contrary:

                  "Affiliate" means, with respect to any Person, a Person directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such Person, and with respect to the Company, also any entity designated by the Board in which the Company or one of its Affiliates has an interest, and with respect to Odyssey, also any Affiliate of any partner of Odyssey.

                  "Already-Owned Shares" has the meaning given that term in
         Section 4(a).

                  "Cause" has the meaning given that term in the Employment Agreement.

                  "Change in Control" means: (i) the issuance by the Company of shares of Common Stock to any Person or Persons (whether or not a "group" for purposes of Sections 13(d) and 14(d)(2) of the Exchange
         Act) representing more than 50%, but less than 90%, of the fully-diluted shares of Common Stock outstanding immediately following such issuance; or (ii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person acquires "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50%, but less than 90%, of the outstanding shares of Common Stock of the Company, as determined on a fully-diluted basis.


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                  "Common Stock" has the meaning set forth in the preambles to this Agreement.

                  "Company" has the meaning set forth in the preambles to this Agreement.

                  "Disability" means the absence of Optionee from his duties with the Company or a Subsidiary on a full time basis for a total of three months during any six-month period as a result of incapacity due to mental or physical illness.

                  "Employment Agreement" means the Amended and Restated Employment Agreement of even date herewith between Optionee and the Company, as the same may be amended from time to time.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules issued pursuant thereto.

                  "Exercise Price" has the meaning given that term in Section 2.

                  "Expiration Date" has the meaning given that term in Section
         5.

                  "Grant Date" has the meaning given that term in the preambles to this Agreement.

                  "Odyssey" means Odyssey Investment Partners Fund, L.P.

                  "Option" has the meaning given that term in Section 2.

                  "Option Shares" has the meaning given that term in Section 2.

                  "Payment Shares" has the meaning given that term in Section 4(b).

                  "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                  "Principal Stockholder" mean: (a) Odyssey and Odyssey Coinvestors, LLC (together, the "Odyssey Stockholders"), (b) any general or limited partner or member of any Odyssey Stockholder (an "Odyssey Partner"), (c) any corporation, partnership, limited liability company or other entity that is an Affiliate of any Odyssey Stockholder or of any Odyssey Partner (collectively, the "Odyssey Affiliates"), (d) any managing director, member, general partner, director, limited partner, officer or employee of (i) any Odyssey Stockholder, (ii) any Odyssey Partner or (iii) any Odyssey Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (d) (collectively, the "Odyssey Associates"), (e) any trust, the beneficiaries of which, or corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, include only Odyssey Stockholders, Odyssey Partners, Odyssey Affiliates, Odyssey Associates, their spouses or their lineal descendants; and (f) a voting trustee for one or more Odyssey Stockholders, Odyssey Affiliates, Odyssey Partners or Odyssey Associates; provided that in no event shall the Company or any Subsidiary be considered an Odyssey Partner, Odyssey Affiliate, or Odyssey Associate; and provided, further, that an underwriter or other similar intermediary engaged by the Company in an offering of the Company's debt or equity securities or other instruments shall not be deemed a Principal Stockholder with respect to such engagement.


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                  "Sale of the Company" means: (i) the issuance by the Company of shares of Common Stock to any Person or Persons (whether or not a "group" for purposes of Sections 13(d) and 14(d)(2) of the Exchange
         Act)) representing at least 90% of the fully-diluted shares of Common Stock of the Company outstanding immediately following such issuance;
         (ii) the sale of all or substantially all of the Company's assets to any other Person; or (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person acquires "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of more than 90% of the outstanding shares of Common Stock of the Company, as determined on a fully-diluted basis.

                  "Subsidiary" of any entity shall mean any corporation or other entity in an unbroken chain of entities beginning with such entity if each of the entities other than the last entity in the unbroken chain then owns stock or other equity possessing 50% or more of the total combined voting power of all classes of stock or other equity in one of the other entities in such chain.

         Section 2. Grant of Option. The Company hereby grants to Optionee on the Grant Date an option (the "Option") to purchase all or any of _________ shares of Common Stock (the "Option Shares") at a purchase price of $__ per share (the "Exercise Price"), payable upon exercise of the Option as set forth in Section 4. The Option is granted subject to all of the terms and conditions set forth in the Plan (including, without limitation, the provisions of the Plan with respect to adjustments to the options granted under the Plan in certain events) and this Agreement.

         Section 3. Exercisability. (a) Except as otherwise provided in this
Section 3 or in Section 5, the Option shall vest and become exercisable in full on December 31, 2010 and shall remain exercisable until the earlier of the time the Option is exercised or expires as provided in Section 5.

         (b) Notwithstanding the provisions of Section 3(a), but subject to
Section 5, the Option shall vest and become exercisable in full on the earlier of: (i) immediately prior to the effectiveness of a Sale of the Company, or (ii) if, at any time following a Change of Control, Optionee's employment with the Company is terminated by the Company without Cause.


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         (c) Except as otherwise expressly provided in Section 3(b)(ii), any portion of the Option which is not exercisable at Optionee's Termination of Employment shall not thereafter become exercisable.

         (d) Optionee may not exercise the Option during the six month period after receipt of a deemed hardship distribution (as defined for purposes of Treasury Regulation Section 1.401(k)-1(d)(3)(iv)(E)) from a plan of the Company (or of a related party, as defined for purposes of Code Section 414(b), (c), (m) or (o)) which contains a cash or deferred arrangement under Section 401(k) of the Code; provided, however, that the foregoing shall not apply if and to the extent that the Committee determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Section 401(k) of the Code.

         Section 4. Procedure for Exercise of the Option and Payment. (a) Optionee may exercise the Option in full or in part by giving written notice of exercise to the Secretary of the Company, specifying in such notice the number of Shares for which the Option is being exercised. At the time Optionee gives notice of exercise, Optionee must pay the full Exercise Price for the Option Shares for which the Option is being exercised in cash (by personal, certified or bank cashier check) or, with the consent of the Company, by: (i) delivery of Common Stock owned by Optionee and held for at least six months prior to delivery ("Already-Owned Shares"), duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Exercise Price with regard to the number of Option Shares for which the Option is being exercised, (ii) delivery of a notice that Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price (provided that payment of such proceeds is then made to the Company upon settlement of such sale), (iii) delivery of Option Shares issuable to Optionee upon exercise of the Option with a Fair Market Value on the date of exercise equal to the aggregate Exercise Price for the Option Shares for which the Option is being exercised, or (iv) any combination of the consideration referred to in preceding clauses (i)-(iii). If payment of the Exercise Price is to be made by delivery of Already-Owned Shares, Optionee may use the attestation procedure set forth in Section 4(b), subject to the limitations described therein. The Option shall be deemed exercised on the day the Secretary of the Company receives written notice of the exercise, together with full payment of the Exercise Price for the Option Shares purchased.

         (b) If Optionee pays any portion of the Exercise Price by delivery of Already-Owned Shares in accordance with Section 4(a), Optionee either shall physically deliver Already-Owned Shares to the Company or shall follow the attestation procedure set forth in this Section 4(b). To attest to the ownership of Already-Owned Shares, Optionee shall submit to the Secretary of the Company a signed statement at the time the Option is exercised that: (i) sets forth the number of Already-Owned Shares that are to be used to pay the Exercise Price (the "Payment Shares"), (ii) confirms that Optionee is the owner of the Payment Shares, and (iii) if the Payment Shares are registered in Optionee's name, sets forth the certificate number(s) of the Payment Shares. If the attestation procedure is used, the Payment Shares shall be treated as having been delivered to the Secretary of the Company by Optionee on the date the Option is exercised, and the Company shall issue to Optionee a certificate for the number of Option Shares being purchased, less the number of Payment Shares.


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         (c) No Common Stock shall be delivered by the Company upon exercise of the Option until all taxes, if any, payable with respect to the exercise of the Option have been withheld by the Company or paid by Optionee. Subject to such rules or limitations as may be established from time to time by the Committee, Optionee may use shares of Common Stock to pay the Company all or any part of the mandatory federal, state or local withholding tax payments at the time of exercise of the Option by following the method of payment set forth in Section 4(b).

         (d) Any exercise of the Option must be for at least 100 shares (or the remaining shares covered by the Option, if fewer than 100 shares), and for whole shares only.

         Section 5. Expiration of Option. The Option may not be exercised to any extent after the first to occur of the following events (the "Expiration Date"):

         (i) the tenth anniversary of the Grant Date; or

         (ii) the 90th day following the date of Optionee's Termination of Employment for any reason other than death, Disability or termination by the Company for Cause; or

         (iii) the date Optionee's employment is terminated by the Company for Cause; or

         (iv) The 12-month anniversary of the date of Optionee's Termination of Employment by reason of death or Disability.

         Section 6. Non-Qualified Option. The Option is not intended to qualify as an incentive stock option under Section 422 of the Code but rather shall be treated and taxable as a non-qualified option.

         Section 7. Construction. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

         Section 8. Conformity to Securities Laws. Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of all applicable federal securities laws and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission or any securities exchange on which the Common Stock may be listed (including, without limitation Rule 16b-3, and the requirements of the Nasdaq Global Market). Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised only in such a manner as to conform to, such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         Section 9. Option Not Transferable. (a) Without the prior written consent of the Company, the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Notwithstanding the foregoing, however, Optionee may designate (on a form or forms provided by, and in the manner otherwise approved by, the Company) one or more beneficiaries to receive all or part of the Option in case of Optionee's death, and may change or revoke such designation at any time, and in the event of Optionee's death, any portion of the Option that is subject to such designation shall be distributed to such beneficiary or beneficiaries, subject to all of the terms of the Option. Any portion of the Option for which a beneficiary is not so designated shall be distributable to Optionee's estate, subject to all of the terms of the Option.


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         (b) Neither the Option nor any interest or right in the Option shall be liable for the debts, contracts or engagements of Optionee or Optionee's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

         (c) During Optionee's lifetime, only Optionee may exercise the Option (or any portion thereof). After the death of Optionee, any portion of the Option not previously exercised may, prior to the Expiration Date, be exercised by Optionee's personal representative or by any person empowered to exercise the Option under Optionee's will or under the then applicable laws of descent and distribution.

         Section 10. Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in the employ of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to discharge Optionee at any time for any reason whatsoever, with or without Cause.

         Section 11. No Rights as Stockholder. Optionee shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any of the Common Stock purchasable upon the exercise of any part of the Option unless and until the Option has been exercised in accordance with this Agreement and the Plan and a certificate representing such stock has been issued by the Company to Optionee and Optionee's name has been entered as the stockholder of record with respect to such Common Stock on the books of the Company.

         Section 12. Notices. Any notice relating to this Agreement shall be in writing and delivered in person or by certified or registered mail. Each notice to the Company shall be addressed as follows: Dayton Superior Corporation, Secretary, 7777 Washington Village Drive, Suite 130, Dayton, Ohio 45459,
Attention: Secretary (or such other address as the Company may specify in writing). Each notice to Optionee shall be addressed to Optionee at the address of Optionee maintained by the Company on its books and records or to such other address as Optionee may designate by written notice to the Company to that effect.

         Section 13. Amendment and Waiver. No provision of this Agreement may be amended or waived unless such amendment or waiver is reflected in a writing signed by a duly authorized officer of the Company and, if required by the Plan, by Optionee. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provision of this Agreement.


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         Section 14. Entire Agreement. This Agreement and the Plan contain all of the understandings between the parties hereto pertaining to the matters referred to herein, and supersede all undertakings and agreements (including, without limitation, any term sheets), whether oral or in writing, previously entered into by them with respect thereto.

         Section 15. Construction. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan hereby are incorporated herein as provisions of this Agreement. If there is a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. By signing this Agreement, Optionee confirms that he has received a copy of the Prospectus with respect to the Plan and has had an opportunity to review the contents thereof.

                            [signature page follows]


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                             DAYTON SUPERIOR CORPORATION


                                             By
                                               ---------------------------------
                                               Name:
                                               Title:


Accepted:


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Name:

Residence Address:

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Taxpayer Identification Number



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